Other Non-current Assets	12 Months Ended
Dec. 31, 2012
Other Non-current Assets
Other Non-current Assets

8. Other Non-current Assets

        Other non-current assets consisted of the following as at December 31 (in thousands):

	2012	2011
Fair value of swaps	$2,908	$3,964
Other assets	35,075	24,901

Total	$37,983	$28,865

        On October 30, 2009, the Company agreed with one of its charterers, Zim Integrated Shipping Services Ltd. ("ZIM"), revisions to charterparties for six of its vessels in operation, which keep the original charter terms in place, reducing the cash settlement of each charter hire by 17.5%, for a period ending on December 31, 2012, which becomes a subsequent payment. Each subsequent payment, which accumulates in any financial quarter, is satisfied by callable exchange notes (the "CENs"). CENs were issued by ZIM once per financial quarter at a face value equal to the aggregate amount of such subsequent payments from that financial quarter plus a premium amount (being an amount calculated as if each such subsequent payment had accrued interest at the rate of 6% p.a. from the date when it would have been due under the original charter party until the relevant issue date for the CENs). Unless previously converted at the holder's option into ZIM's common stock (only upon ZIM becoming a publicly listed company) or redeemed partially prior to or in full in cash, on July 1, 2016, ZIM will redeem the CENs at their remaining nominal amount together with the 6% interest accrued up to that date in cash only. In this respect, the Company recorded notes receivable from ZIM in "Other non-current assets" of $33.9 million and $23.5 million as of December 31, 2012 and 2011, respectively. The Company has agreed to ZIM's request to extend this charter hire payment deferral arrangement for a further six months, until June 30, 2013.

        In respect to the fair value of swaps, refer to Note 16b, Financial Instruments—Fair Value Interest Rate Swap Hedges.